Exhibit 10.29

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 1 to Amended and Restated Credit Agreement (this “Amendment”) dated as of March 27, 2012 (the “Effective Date”) is among Forum Energy Technologies, Inc. (the “Borrower”), the Lenders (as defined below), the Issuing Lenders (as defined below), and Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”).

INTRODUCTION

A. The Borrower, the Administrative Agent, the issuing lenders party thereto from time to time (the “Issuing Lenders”), the lenders party thereto from time to time (the “Lenders”) and Wells Fargo Bank, National Association, as the swing line lender, are parties to that certain Amended and Restated Credit Agreement dated as of October 4, 2011 (the “Credit Agreement”).

B. The Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement as set forth below.

THEREFORE, the Borrower, the Administrative Agent, the Issuing Lenders, and the Lenders hereby agree as follows:

Section 1. Defined Terms; Other Definitional Provisions. As used in this Amendment, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary. Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Amendment, unless otherwise specified. The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Amendment shall refer to this Amendment as a whole and not to any particular provision of this Amendment. The term “including” means “including, without limitation,”. Paragraph headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment.

Section 2. Amendments to Credit Agreement.

(a) Section 1.1 of the Credit Agreement is hereby amended by adding the following new defined terms in alphabetical order:

“‘Equity Private Placement’ means that certain Equity Issuance made to private investors contemporaneously with or substantially contemporaneously with the Initial Offering in an amount not to exceed $50,000,000.”

“‘Initial Offering Underwriters’ means those underwriters for whom JP Morgan Securities LLC is the representative, as further described in the Initial Offering S-1.”

“‘Initial Offering S-1’ means that certain Registration Statement on Form S-1 (Registration No. 333-176603) first filed by the Borrower with the United States Securities and Exchange Commission on September 1, 2011, as amended from time to time.”

“‘Over-Allotment Option’ means that certain over-allotment option made available to the Initial Offering Underwriters, as further described in the Initial Offering S-1, which may be exercised by the Initial Offering Underwriters in connection with the Initial Offering.”

(b) Section 2.5(c) of the Credit Agreement is hereby amended by replacing clause (iv) found therein in its entirety with the following:

“(iv) If the Borrower or any Subsidiary receives Equity Issuance Proceeds as a result of an Equity Issuance (excluding the Initial Offering, the Over-Allotment Option and the Equity Private Placement), then not later than one Business Day following the receipt of such proceeds by the Borrower or such Subsidiary, the Borrower shall prepay the Term Advances in an amount equal to 50% of such Equity Issuance Proceeds.”

Section 3. Representations and Warranties. Each Credit Party represents and warrants that: (a) the representations and warranties contained in the Credit Agreement, as amended hereby, and the representations and warranties contained in the other Credit Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the Effective Date as if made on as and as of such date except to the extent that any such representation or warranty which by its terms is made as of a specified date, in which case such representation or warranty is true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such specified date; (b) no Default has occurred and is continuing; (c) the execution, delivery and performance of this Amendment are within the corporate, partnership, or limited liability company power, as applicable, and authority of such Credit Party and have been duly authorized by appropriate governing action and proceedings; (d) this Amendment constitutes the legal, valid, and binding obligation of such Credit Party enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Amendment; and (f) the Liens under the Security Documents are valid and subsisting and secure the Secured Obligations.

Section 4. Conditions to Effectiveness. This Amendment shall become effective on the Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions precedent:

(a) Documentation. The Administrative Agent shall have received this Amendment, duly executed by the Borrower, the Guarantors, the Administrative Agent and the requisite Lenders, in form and substance reasonably satisfactory to the Administrative Agent.

(b) Payment of Fees. The Borrower shall have paid the fees and expenses required to be paid as of or on the Effective Date by Section 9.1 of the Credit Agreement to the extent invoiced prior to the Effective Date or any other provision of a Credit Document.

(c) Material Adverse Change. No event or circumstance that could reasonably be expected to result in a Material Adverse Change shall have occurred.

Section 5. Acknowledgments and Agreements.

(a) Borrower acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms and Borrower waives any defense, offset, counterclaim or recoupment with respect thereto.

(b) Borrower, each Guarantor, Administrative Agent, each Issuing Lender and each Lender does hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect, and the Borrower and the Guarantors acknowledge and agree that their respective liabilities and obligations under the Credit Agreement, as amended hereby, and the Guaranty, are not impaired in any respect by this Amendment.

(c) From and after the Effective Date, all references to the Credit Agreement and the Credit Documents shall mean the Credit Agreement and such Credit Documents as amended by this Amendment.

(d) This Amendment is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment shall be a Default or Event of Default, as applicable, under the Credit Agreement.

Section 6. Reaffirmation of the Guaranty. Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Amendment, and its execution and delivery of this Amendment does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement, the Notes or any of the other Credit Documents.

Section 7. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument. This Amendment may be executed by facsimile signature and all such signatures shall be effective as originals.

Section 8. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 9. Invalidity. In the event that any one or more of the provisions contained in this Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment.

Section 10. Governing Law. This Amendment shall be deemed a contract under, and shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, applicable to contracts made and to be performed entirely within such state, including without regard to conflicts of laws principles (other than Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York).

Section 11. Entire Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT, THE NOTES, AND THE OTHER CREDIT DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

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EXECUTED to be effective as of the date first above written.

BORROWER: FORUM ENERGY TECHNOLOGIES, INC.

By:	/s/ James W. Harris
Name:	James W. Harris
Title:	Senior Vice President and Chief Financial Officer

GUARANTORS: FET HOLDINGS, LLC FORUM ENERGY SERVICES, INC. FORUM INTERNATIONAL HOLDINGS, INC. FORUM US, INC. SUBSEA SERVICES INTERNATIONAL, INC. TGH (US) INC.

By: /s/ James W. Harris
James W. Harris
Vice President

GLOBAL FLOW TECHNOLOGIES, INC. Z EXPLORATIONS, INC. Z RESOURCES, INC. ZY-TECH GLOBAL INDUSTRIES, INC.

By: /s/ Harry A.Hernandez
Name:	Harry A. Hernandez
Title:	Secretary

PHOINIX GLOBAL, LLC

By: /s/ James W. Harris
James W. Harris
Vice President

Signature page to

Amendment No. 1 to Amended and Restated Credit Agreement

(Forum Energy Technologies, Inc.)

AMC TORQUE SOLUTIONS, INC.

By:	/s/ James W. Harris
James W. Harris
Vice President

CANNON SERVICES, LLC

By:	/s/ James W. Harris
James W. Harris
Vice President

DAVIS-LYNCH, LLC

By:	/s/ James W. Harris
James W. Harris
Vice President

SVP PRODUCTS, INC.

By:	/s/ James W. Harris
James W. Harris
Vice President

Signature page to

Amendment No. 1 to Amended and Restated Credit Agreement

(Forum Energy Technologies, Inc.)

ADMINISTRATIVE AGENT/LENDERS: WELLS FARGO BANK, NATIONAL ASSOCIATION as Administrative Agent, Swing Line Lender, Issuing Lender, and Lender

By:	/s/ Robert Corder
Robert Corder
Director

Signature page to

Amendment No. 1 to Amended and Restated Credit Agreement

(Forum Energy Technologies, Inc.)

JPMORGAN CHASE BANK, N.A. as an Issuing Lender, a Revolving Lender and a Term Lender

By:	/s/ Thomas Okamoto
Thomas Okamoto
Authorized Officer

Signature page to

Amendment No. 1 to Amended and Restated Credit Agreement

(Forum Energy Technologies, Inc.)

BANK OF AMERICA, N.A. as an Issuing Lender, a Revolving Lender and a Term Lender

By:	/s/ Julie Castano
Julie Castano
Vice President

Signature page to

Amendment No. 1 to Amended and Restated Credit Agreement

(Forum Energy Technologies, Inc.)

CITIBANK, N.A. as a Revolving Lender and a Term Lender

By:	/s/ Lawrence Martin
Lawrence Martin
Director

Signature page to

Amendment No. 1 to Amended and Restated Credit Agreement

(Forum Energy Technologies, Inc.)

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Revolving Lender and a Term Lender

By:	/s/ Michael Getz
Michael Getz
Vice President

By:	/s/ Marcus M. Tarkington
Marcus M. Tarkington
Director

Signature page to

Amendment No. 1 to Amended and Restated Credit Agreement

(Forum Energy Technologies, Inc.)

AMEGY BANK NATIONAL ASSOCIATION as a Revolving Lender and a Term Lender

By:	/s/ Blake A. Stoehr
Blake A. Stoehr
Senior Vice President

Signature page to

Amendment No. 1 to Amended and Restated Credit Agreement

(Forum Energy Technologies, Inc.)

HSBC BANK USA, N.A. as a Revolving Lender and a Term Lender

By:	/s/ Koby West
Koby West
Assistant Vice President

By:	/s/ Bruce Robinson
Bruce Robinson
Vice President

Signature page to

Amendment No. 1 to Amended and Restated Credit Agreement

(Forum Energy Technologies, Inc.)

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Revolving Lender and a Term Lender

By:	/s/ Ari Bruger
Ari Bruger
Vice President

By:	/s/ Vipul Dhadda
Vipul Dhadda
Associate

Signature page to

Amendment No. 1 to Amended and Restated Credit Agreement

(Forum Energy Technologies, Inc.)

COMERICA BANK, as a Revolving Lender and a Term Lender

By:	/s/ Cyd Dillahunty
Cyd Dillahunty
Vice President

Signature page to

Amendment No. 1 to Amended and Restated Credit Agreement

(Forum Energy Technologies, Inc.)